UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/13/2011

Kraft Foods Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16483

Virginia	52-2284372
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 13, 2011, we announced that Michael A. Clarke, Executive Vice President and President, Kraft Foods Europe, will be leaving Kraft Foods in mid-August. We also announced that Timothy P. Cofer will succeed Mr. Clarke as Executive Vice President, Kraft Foods Europe. Mr. Clarke's resignation is effective August 15, 2011. A copy of the press release announcing this executive change is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Please see Exhibit Index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: July 14, 2011	By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Kraft Foods Inc. Press Release, dated July 13, 2011